Exhibit 10.16.3

Appendix 4	Xiamen Software Industry Investment & Development Co., Ltd.
(Xiamen Software Park Chuangxin Building)

Appendix 4 to Office Lease Contract

Part A: Xiamen Torch Hi-tech Industrial Development Zone Finance Services Center

Part B: Xiamen Software Industry Investment & Development Co., Ltd.

Part C: eHealth China (Xiamen) Technology Co., Ltd.

All three parties agree to following items based on friendly negotiation:

1. This agreement is Appendix 4 to the Office Lease Contract signed by Party A, Party B and Party C on March 31st, 2006 and all amendments thereto, including Appendices 1-3 (the “Office Lease Contract”), and shall be a supplement to the Office Lease Contract.

2. ITEM 1 of the Office Lease Contract shall be changed to the following: “PARTY A will provide PARTY C with Areas 9F-A (1,423.21 m2), 9F-B (975.01 m2) and 10F-B (934.90 m2) of Chuangxin Building, Xiamen Software Park, with a designed load of 2.0KN/m2. PARTY A is required to reassure PARTY C that the leased premises are compatible with PARTY C’s business purposes, without any hidden peril or any hypothec on the leased premises.”

3. ITEM 2 of the Office Lease Contract shall be changed to the following: “Area 9F-A of Chuangxin Building, Xiamen Software Park has an actual area of 1,423.21m2, Area 9F-B of Chuangxin Building, Xiamen Software Park has an actual area of 975.01m2, and Area 10F-B of Chuangxin Building, Xiamen Software Park has an actual area of 934.90m2, while chargeable area reaches to 3666.43m2 {actual area*(1+10%)}. 10% represents the ratio for sharing the public area, which includes passage, elevator, staircase, scaling ladder, wash room, power distribution room, hallway and public facilities setup room, etc.”

4. ITEM 5 of the Office Lease Contract shall be changed to the following: “The total rental fee for Areas 9F-A, 9F-B and 10F-B of Chuangxin Building, Xiamen Software Park will be RMB95327.18 per month.”

5. This Appendix shall take effect on April 1st, 2008. Except for the above revised terms, the other terms of the Office Lease Contract will remain unchanged.

Appendix 4	Xiamen Software Industry Investment & Development Co., Ltd.
(Xiamen Software Park Chuangxin Building)

PARTY A

Xiamen Torch Hi-tech Industrial Development Zone Finance Services Center

Seal:

Representative:	/s/ Qiu, Jian

PARTY B

Xiamen Software Industry Investment & Development Co., Ltd

Seal:

Representative:	/s/ Wang, Hua

PARTY C

eHealth China (Xiamen) Technology Co., Ltd.

Seal:

Representative:	/s/ Sheldon Wang

Date: March 27, 2008

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